NAYARIT GOLD INC.

Nayarit Gold Inc.
- amalgamation with -
Capital Gold Corporation.

Creating a Growing Intermediate
Gold & Silver Producer

CGC CAPITAL GOLD CORPORATION

February 2010

Cautionary Statements

This document contains certain forward-looking statements about Capital Gold Corp. ("Capital Gold") and Nayarit Gold Inc. ("Nayarit"). When used in this document, the words "anticipates", "may", "can", "believes", "expects", "projects", "intends", "likely", "will", "to be" and any similar expressions and any other statements that are not historical facts, in each case as they relate to Capital Gold or Nayarit are intended to identify those assertions as forward-looking statements. In making any of those statements, the person making them believes that its expectations are based on reasonable assumptions. However, any such statement may be influenced by factors that could cause actual outcomes and results to be materially different from those projected or anticipated. These forward-looking statements are subject to numerous risks and uncertainties. There are various important factors that could cause actual results to differ materially from those in any such forward-looking statements, many of which are beyond the control of Capital Gold and Nayarit, including macroeconomic conditions and general industry conditions such as the competitive environment of the mining industry, unanticipated mining, milling and other processing problems, accidents that lead to personal injury or property damage, persistent commodity price reductions, changes in political, social or economic circumstances in areas where Capital Gold or Nayarit operate, variances in ore grades, labor relations, adverse weather conditions, the speculative nature of mineral exploration, fluctuations in interest rates, commodity prices and other adverse financial market conditions, regulatory and litigation matters and risks or changes in tax and other laws. The actual results or performance by Capital Gold and Nayarit, could differ materially from those expressed in, or implied by, any forward-looking statements relating to those matters. Accordingly, no assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on the results of operations or financial condition of Capital Gold or Nayarit. Except as required by law, we are under no obligation, and expressly disclaim any obligation, to update, alter or otherwise revise any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future events or otherwise.

Information Concerning Mineralization and Resources

Unless otherwise indicated, all resource estimates contained in this presentation have been prepared in accordance with National Instrument 43-101 Standards of Disclosure for Mineral Projects and the Canadian Institute of Mining, Metallurgy and Petroleum Classification System in compliance with Canadian securities laws, which differ from the requirements of United States securities laws. Without limiting the foregoing, this presentation uses the terms "measured resources", "indicated resources" and "inferred resources". United States investors are advised that, while such terms are recognized and required by Canadian securities laws, the United States Securities and Exchange Commission ("SEC") does not recognize them. Under United States standards, mineralization may not be classified as a "reserve" unless the determination has been made that the mineralization could be economically and legally produced or extracted at the time the reserve determination is made. United States investors are cautioned not to assume that all or any part of measured or indicated resources will ever be converted into reserves. Further, inferred resources have a great amount of uncertainty as to their existence and as to whether they can be mined legally or economically. It cannot be assumed that all or any part of the inferred resources will ever be upgraded to a higher category. Therefore, United States investors are also cautioned not to assume that all or any part of the inferred resources exist, or that they can be mined legally or economically. Disclosure of contained ounces is permitted disclosure under Canadian regulations; however, the SEC normally only permits issuers to report resources as in place tonnage and grade without reference to unit measures. Accordingly, information concerning descriptions of mineralization and resources contained in this presentation may not be comparable to information made public by United States companies subject to the reporting and disclosure requirements of the SEC.

Michael G. Hester, FAusIMM, Vice President of IMC, Capital Gold's independent mining engineer, a Qualified Person as defined by National Instrument 43-101, supervised the preparation of or verified the Capital Gold technical information contained in this presentation.

Peter Clarke, P. Eng., Principal Mining Engineer with SRK Consulting (US) Inc., a Qualified Person as defined by National Instrument 43-101, supervised the preparation of or verified the Nayarit technical information contained in this presentation.

Amalgamation Highlights

- Combination of management talent:
  - Current and previous success in Latin America and worldwide,
  - Exploration experience – team has discovered over 10 million oz Au Eq,
  - Capital markets experience – team has experience in creating shareholder value,
  - Operations experience – team has produced over 3 million oz Au.
- Combination of reserves:
  - Combined resources of 1,887,000 Oz Au Eq,
    - plus an additional 185,000 Oz Au Eq of inferred resources,
  - Projected 70,000 gold oz/yr production in 2010, expected to increase to 120,000+ oz/yr in 2012 and beyond.
- Creating a mid-tier gold platform with a focus in Latin America:
  - Preparing for future acquisitions,
  - Excellent exploration upside, 110,000 hectares in Mexico,
  - One of the lowest cash cost profiles in the sector.

CGC CAPITAL GOLD CORPORATION

NAYARIT GOLD INC.

Transaction Terms

Structure:	• Amalgamation, combined company to be Capital Gold Corporation. • Share for share exchange
Exchange Ratio:	• **0.134048 shares of Capital Gold for each Nayarit share** • Nayarit shareholders will own approx 20% of the pro-forma shares outstanding (non-diluted)
Transaction Conditions:	• Approval by 66 2/3 % vote of Nayarit shareholders • Approval by majority of the Capital Gold shareholders • Receipt of all regulatory approvals • Receipt of fairness opinion to Nayarit
Other Terms:	• Corporate headquarters in Denver, with regional working offices in Halifax and Mexico • Non-solicitation, $1MM break fee • Nayarit management have entered into share lock-up and support agreements • The Board of Directors of both companies have given unanimous approval
Conditions for Closing:	• Capital Gold & Nayarit shareholder approval • Confirmatory due diligence • Other customary conditions
Indicative Timetable:	• Circular mailed to Nayarit and Capital Gold shareholders – mid March 2010 • Respective shareholder votes – May 2010
Anticipate Closing:	• On or around **May 30, 2010**

Pro Forma Company Summary

	Capital Gold	Nayarit Gold *	Pro-Forma *
Symbol/ Exchange	CGC: NYSE AMEX/ TSX	NYG: TSX-V	CGC: NYSE AMEX/ TSX
Shares OS (MM)	48.5	12.1	60.6
Options (MM) Warrants (MM)	1.7 (avg @ US$2.83) 0.1 (avg @ US$3.41)	1.2 (avg @ Can$4.82) 4.8 (avg @ Can$5.21)	7.8
Shares FD (MM)	50.3	18.1	68.4
Cash (US$ MM)**	$6.8	$2.4	$9.2
Debt (US$ MM)**	$7.1	$0.0	$7.1
Resources (AuOzEq)*** Inferred Resources (AuOzEq)***	1,573,000 157,000	314,000 28,000	1,887,000 185,000

**Using the 0.134048 Share Exchange Ratio*

***Cash and Debt Levels - Capital Gold - as at Oct 31, 2009; Nayarit - as at Sept 30, 2009, used 0.95 CAD:USD Exchange Rate*

****Nayarit resource estimates represent AuEqOz; Capital resource estimates represent mainly proven and probable: 1,504,000 Oz . See slide 7 for details.*

Combined Management Team and Board of Directors

Gifford A. Dieterle CEO, Chairman	• Officer and Chairman of the Company since he founded Capital Gold in 1981
John Brownlie President, COO	• Supervised and managed the successful launch of the El Chanate mine • Over 35 years in senior mining roles in South Africa, Venezuela, Mexico and Uzbekistan
Colin P. Sutherland Senior Officer	• Nayarit Gold's President & CEO • Previously - Director and CFO of Gammon Gold Inc. and Mexgold Resources Inc.
Bradley H. Langille Senior Officer	• Nayarit Gold's Strategic Advisor, Latin America • Previously - co-founder & CEO of both Gammon Gold Inc. and Mexgold Resources Inc.
Chris M. Chipman CFO	• CFO of Capital Gold since Mar 2006 Previously with Grant Thornton LLP, GlaxoSmithKline and Wachovia Corporation
Scott Hazlitt VP Mine Development	• Has been providing geological consulting services to the Company since November 1999 • Previously - Chief Geologist for Getchell Gold
Leonard J. Sojka Independent Director	• Analyst and portfolio manager at SVR Capital, LLC • Director and the corporate secretary for Palladon Ventures, Ltd.
John W. Cutler Independent Director	• President, Chief Executive Officer and a director of Palladon Ventures, Ltd. • 35 years of experience in the investment management and securities industries
Stephen M. Cooper Independent Director	• President of EnergyIQ • 20 years experience in the mining and petroleum industries

Nayarit Gold to elect one nominee to the Capital Gold Board of Directors

Combined Resources

Consolidated Reserves (P+P)	Au (Oz)	%	Ag (Oz)	AuEq(Oz)	%
Capital	1,504,000	100.0%		1,504,000	100.0%
Nayarit	0	0.0%		0	0.0%
TOTAL	1,504,000	100.0%		1,504,000	100.0%
Consolidated Resources (M+I)					
Capital	69,000	34.7%		69,000	18.0%
Nayarit	130,000	65.3%	10,998,810	314,000	82.0%
TOTAL	199,000	100.0%		383,000	100.0%
Consolidated Resources (Inferred)					
Capital	157,000	89.2%		157,000	84.9%
Nayarit	19,000	10.8%	552,894	28,000	15.1%
TOTAL	176,000	100.0%		185,000	100.0%

Capital's reserves estimated (as of Oct 1st, 2009) using US$ 800/Oz Au, full mining recovery assumed; Capital's resources estimated (as of Oct 1st, 2009) using US$ 1,000/Oz Au and 0.12 Au g/t cut-off grade. Estimates by SRK Consulting.

Nayarit's resources estimated (as of Feb 1, 2010) using US$ 850/Oz Au and US$ 13/Oz Ag, and 2.0 g/t AuEq cut-off grade. This Preliminary Economic Assessment is preliminary in nature and includes Inferred Mineral Resources that are considered too speculative, geologically, to have the economic considerations applied to them that would enable them to be categorized as Mineral Reserves. Mineral Resources that are not Mineral reserves do not have demonstrated economic viability. Estimates by SRK Consulting.

Gold equivalent values have been based on 60 ounces of silver= 1 ounce of gold

CGC CAPITAL GOLD CORPORATION

NAYARIT GOLD INC.

Amalgamated Company Project Locations


Capital Gold
El Chanate (100%)
Production
Capital Gold
Saric (100%)
Exploration upside
Nayarit Gold
Orion District (100%)
Exploration upside

- In excess of 115,000 hectares
- Production base in mining friendly, politically favourable jurisdictions of Mexico
- Substantial exploration upside, under-explored at Orion and Saric
- Well-positioned for future strategic growth in Mexico and Latin America

El Chanate: Mining & Processing

Plant & Equipment

- 3-Stage crushing with Cedar Rapids jaw & cones
- Modular crusher systems easily expandable
- Two Multi-lift leach pads
- Two ADR plants with +120,000+ Oz Au capacity
- World class laboratory including met lab
- Modern mining fleet with 100 ton trucks





Mining & Exploration

- Owner/Contractor Operation (40/60 mining ratio)
- Currently mining 35,000 TPD (ore/waste)
- 100% local Mexican labor (no camp)
- In-house exploration and land acquisition and exploration department
- Onsite refinery produces doré bars

Refining & Marketing

- Dore shipped to Johnson Matthey/Penoles
- 100% un-hedged gold production
- Silver credits of approximately $1.5 million per year

CGC CAPITAL GOLD CORPORATION

NAYARIT GOLD INC.

El Chanate: Low Cost Production

Favorable Production Environment

- Short haul distance (1 km)
- Soft and friable nature host rock
- Medium crush size (3/8")
- Favorable terrain and climate for heap leach
- Location adjacent to urban areas - no camp
- Strong local mining history - skilled labor force
- All Mexican staff of 177 (250 with contractor)
- On site laboratory



Current Production

- Averaging 13,000 TPD- targeting 15,000 TPD
- Producing 4,500 ounces of gold per month
- FY 2009 grades of 0.75 gpt and recoveries of 60%
- Operating cash costs of $338

Operating Costs per ton of ore mined


$0.18
$0.16
$0.68
$1.56
$0.56
$2.55
Leaching / ADR
Mining (Ore + Waste)
Mine Admin
Crushing
Laboratory
Other costs

Total : $5.69 per ton
(fuel component $0.21)

Orion District Presence


Orion Project
Tepic


Time Period
1/1/10
1/1/11
1/1/12
1/1/13
1/1/14
Stoping Schedule

- 105,000 Hectares
- Current 43-101 identified 314,000 Au Eq oz
- Good infrastructure
  - -Access to industrial power, highways
- Readily available manpower
- Less than 2% of property explored

Orion Project Assessment

Resource Base	Resource	Au Grade	Ag Grade
Indicated	1.107 Mt	3.66 g/t	309.2 g/t
Inferred	0.181 Mt	3.33 g/t	94.5 g/t

Project Economics:	
Life-of-Mine Mill Recovered Equivalent Au oz:	246,000 oz Au Eq
Mine Life:	5 years / approx 50,000 Au Eq per annum
Development Timeline:	24 mo
Initial Capital:	US$35 million
Cash Costs:	US$320/Au Eq oz.
Economics using:	US$900/oz Au and $US15/oz Ag
Pre-tax NPV0%	US$71.3 million
Pre-tax NPV8%	US$35.4 million
Pre-tax IRR	38%

Source: SRK Consulting Technical Memorandum dated Feb 9, 2010

CGC CAPITAL GOLD CORPORATION

NAYARIT GOLD INC.

Orion - Exploration Upside



El Rey
Escondida
Bonanza
2006 - 8 NYG La Estrella
Drill Highlights
OR-06-05; 13.5m @ 5.4 g/t Au
OR-06-06; 46.0m @ 2.3 g/t Au
OR-06-21; 2m @ 17.2 g/t Au
La Estrella
New Veins
42.6 Au / 1 Ag
14.6 / 1 Ag
2.6 Au / 1 Ag
3.6 Au / 1 Ag
10.1 Au / 1 Ag
2.1 Au / 2.9 Ag
10.4 Au / 26.2 Ag
19.1 Au / 40.4 Ag
Sebastiana
41.2 Au / 1260 Ag
19.1 Au / 1600 Ag (Float)
3.1 Au / 503 Ag (Float)
6.5 Au / 265 Ag
Del Norte
Discovery
San Francisco
Pantaleona
New Extension
3.2 Au / 367 Ag
0
500
1,000
metres

CGC
CAPITAL GOLD CORPORATION

NAYARIT GOLD INC.

Saric "El Oso" - Further Exploration Potential

Overview

- 100% owned concession totalling over 2,300 hectares
- 12 additional leased concessions totalling 1,800 hectares
- Mineralization is hosted by shear zones and quartz stockwork zones within intrusive rocks
- Phase I&II drill program in 2008 & 2009 - 32 holes for a total of 2,560 meters
- Phase III drill program began in September 2009 - 41 RC holes totalling 3,561 meters
- Trenching & sampling program – Phase 1 completed
- Geochemical sampling and geophysical surveys completed
- Excellent access near town of Saric and sixty miles on paved road from El Chanate







CGC CAPITAL GOLD CORPORATION

NAYARIT GOLD INC.

Saric: Gold in Soils 100 ppb Contuors


Comedor Area
Gila Monster Area
Cometa Area
Sombreretillo
El Oso Ranch Area
Saric Concessions:
2,300 Hectares Owned
1,800 Hectares Leased

Saric: Cometa Area Recent Intersections


Cometa Area
SW Cometa Area
Sombreretillo Area
EOCI-52, 29-45.7m, 16.7m, 3.32Au, 24.70Ag
EOCI-53, 73.2-79.2m, 6.0m, 2.32Au, 106.62Ag
EOCI-53, 89.9-115.8m, 25.9m, 0.47Au, 6.07Ag
EOCI-58, 29.0-51.8m, 22.8m, 0.20Au, 3.28Ag
EOCI-59, 9.1-47.2m, 38.1m, 0.79Au, 31.98Ag
EOCI-37, 13.7-53.3m, 39.6m, 0.23Au, 6.46Ag
EOCI-39, 4.6-16.8m, 12.2m, 0.39Au, 8.11Ag
EOCI-44, 44.2-80.8m, 36.6m, 0.56Au, 3.40Ag
EOCI-45, 13.7-32m, 18.3m, 1.77Au, 6.24Ag
EOCI-28
EOCI-70
EOCI-54
EOCI-53
EOCI-24
EOCI-18
EOCI-33
EOCI-69
EOCI-51
EOCI-55
EOCI-50
EOCI-10
EOCI-31
EOCI-36
EOCI-38
EOCI-37
EOCI-58
EOCI-7
EOCI-71
EOCI-62
EOCI-73
EOCI-66
EOCI-57
EOCI-59
EOCI-11
EOCI-34
EOCI-49
EOCI-29
EOCI-30
EOCI-48
EOCI-08
EOCI-35
EOCI-09
40°
EOCI-72
EOCI-21
EOCI-65
EOCI-12
EOCI-27
EOCI-20
EOCI-13
EOCI-14
0 Meters 100 200
N

CGC CAPITAL GOLD CORPORATION

NAYARIT GOLD INC.

Acquisition Values

Acquirer	Year	Target	Location	Total Au Mineralization (000's)	Acquisition Price (US$MM)	Value/Oz Au (US$/oz)	Gold Price (US$/oz)
Yamana	2006	Viceroy	Argentina	2,275	$ 515	$ 226	$ 587
Agnico	2007	Cumberland	Nunavut	4,002	$ 592	$ 148	$ 665
Barrick	2007	Arizona Star	Chile	14,170	$ 773	$ 55	$ 800
Newmont	2008	Miramar	Nunavut	10,678	$ 1,500	$ 140	$ 889
New Gold	2008	Metallica	Mexico/Chile	5,280	$ 751	$142	$ 850
New Gold	2008	Peak Gold	Australia/Brazil	3,668	$ 622	$ 170	$ 850
Goldcorp	2009	Canplats	Mexico	4,005	$277	$69	$1093
Sierra Minerals	2010	Goldgroup	Mexico	1,071	$56	$52	$1080
					Average	**$ 125 Au**	
Nayarit Gold			Mexico	314 Au Eq **	US$42 *	$ 134 Au Eq	$1078
Capital Gold post amalgamation			Mexico	1,887 Au Eq **	US$212 * Market Cap	$ 112 Au Eq	

**Using US$3.50/share Capital Gold; 0.134048 Nayarit exchange ratio*

**See Slide 7 for total mineralization details.

CGC CAPITAL GOLD CORPORATION

NAYARIT GOLD INC.

The New Capital Gold: Building a Mid-Tier Platform



Project Stage
Operating Mine(s)
Feasibility / Mine Construction
Pre-feasibility
Advanced Exploration
Grassroots Exploration
El Chanate
Orion District
Saric "El Oso"
Opportunity for future acquisitions focused primarily in Mexico and Latin America

Transaction Rationale & Strategy

~ Creating Shareholder Value by Combining Complimentary Assets & Management Teams

- **Experienced Corporate Management:**
  - Strength in operations, exploration and capital markets.
- **Proven Mine Builders:**
  - El Chanate – Mexico, Gammon Gold – Mexico, La Camorra, Revemin –Venezuela, Zarafshan – Newmont JV – Uzbekistan, Numerous – Africa.
- **Promising project pipeline:**
  - El Chanate – producing mine,
  - Orion – development project, exploration potential,
  - Saric - exploration potential.
- **Aggressive Growth Strategy:**
  - Management Team's goal – to become 200,000+ oz producer,
  - Expand the current reserves and resources base,
  - Seek accretive transactions to increase shareholder value.

Contact Information

Capital Gold Corporation

John Brownlie – President & COO
Tel: (212) 344-2785
Fax: (212) 344-4537

Kelly Cody, Investor Relations Manager
Tel: (212) 344-2785
Fax: (212) 344-4537
Email: kelly@capitalgoldcorp.com

Nayarit Gold Inc.

Colin P. Sutherland
President and Chief Executive Officer
Tel: (902) 252-3833
Fax: (902) 252-3836
Email: info@nayaritgold.com

CGC CAPITAL GOLD CORPORATION

NAYARIT GOLD INC.